Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Summary Of Future Minimum Commitments	As of December 31, 2022, future minimum commitments under the Company’s data rights license agreements accounted for as executory contracts are as follows (in thousands):

(in thousands)
2023	$121,797
2024	115,429
2025	40,688
2026	17,918
2027	12,000
Thereafter	21,178

Total	$329,010